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                                                                   EXHIBIT 10.12


            Schedule to Exhibit 10.14 to the Form 10-K Annual Report
               of DQE, Inc. for the Year ended December 31, 1996


Non-Competition and Confidentiality Agreements which were substantially identical to that filed as Exhibit 10.14 were entered into among the following parties, materially differing as set forth below:

Parties                            Material Differences
-------                            --------------------

Jack E. Saxer, Jr. and Duquesne    Consideration does not include
Light Company (April 22, 1996)     restricted stock.

Thomas W. Hubbell and DQE, Inc.    Consideration includes stock options, plus
(August 17, 2000)                  52 weeks salary and health and welfare
                                   benefits continuance in the event of a
                                   termination for cause; no restricted stock.

                                   Restriction on competition covers the states of Pennsylvania, Ohio, West Virginia, Maryland, New York, New Jersey and Virginia.

                                   Restriction on competition covers gas,
                                   propane, telecommunications, water and
                                   wastewater utilities, and other related
                                   products and services, in addition to
                                   electricity.